Exhibit 99.1

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Financial Statements of Six Affiliated

Properties under Contract for Sale

December 31, 2005

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Board of Directors

Supertel Hospitality, Inc.:

We have audited the accompanying combined balance sheet of Savannah Suites Affiliated Properties under contract for sale (the Properties) as of December 31, 2005, and the related combined statements of operations, owners’ equity (deficit) and cash flows for the year then ended. These combined financial statements are the responsibility of the Properties’ management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Savannah Suites Affiliated Properties under contract for sale as of December 31, 2005, and the results of their operations and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Omaha, Nebraska

October 25, 2006

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Balance Sheet of Six Affiliated Properties under Contract for Sale

December 31, 2005

Assets
Investments in hotel properties	$20,763,171
Less accumulated depreciation	4,963,956

Investments in hotel properties, net	15,799,215
Cash and cash equivalents	323,474
Accounts receivable, net of allowance for uncollectible accounts of $3,213	72,993
Deferred financing costs, net	205,826
Prepaid expenses and other assets	80,088

Total assets	$16,481,596

Liabilities and Owners’ Equity (Deficit)
Liabilities:
Accounts payable, accrued expenses, and other liabilities	$240,426
Deferred revenue	63,948
Long-term debt	20,514,994
Due to affiliates	260,648

Total liabilities	21,080,016
Owners’ equity (deficit):
Distributions in excess of earnings	(4,598,420)

Total liabilities and owners’ equity (deficit)	$16,481,596

See accompanying notes to combined financial statements.

2

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Statement of Operations for Six Affiliated Properties under Contract for Sale

Year ended December 31, 2005

Revenue:
Room rentals and other hotel services	$6,786,519
Other	2,433

Total revenue	6,788,952

Expenses:
Hotel and property operations	3,948,862
Depreciation	729,836

Total expenses	4,678,698

Earnings before net losses on disposition of assets and interest expense	2,110,254
Net losses on disposition of assets	13,146
Interest expense	1,530,521

Net earnings	$566,587

See accompanying notes to combined financial statements.

3

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Statement of Owners’ Equity (Deficit) for Six Affiliated Properties under Contract for Sale

Year ended December 31, 2005

Balance (deficit) at December 31, 2004	$(4,863,537)
Net earnings	566,587
Distributions	(301,470)

Balance (deficit) at December 31, 2005	$(4,598,420)

See accompanying notes to combined financial statements.

4

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Statement of Cash Flows of Six Affiliated Properties under Contract for Sale

Year ended December 31, 2005

Cash flows from operating activities:
Net earnings	$566,587
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	729,836
Amortization of deferred financing costs	52,134
Losses on disposition of assets	13,146
Increase in assets:
Accounts receivable	(44,079)
Prepaid expenses and other assets	(3,319)
Increase (decrease) in liabilities:
Accounts payable, accrued expenses, and other liabilities	(6,543)
Due to affiliates	(73,522)
Deferred revenue	12,477

Net cash provided by operating activities	1,246,717

Cash flows from investing activities:
Net cash used in investing activities—additions to hotel properties	(113,300)

Cash flows from financing activities:
Deferred financing costs	(25,892)
Principal payments on long-term debt	(4,480,754)
Proceeds from long-term debt	3,744,995
Distributions	(301,470)

Net cash used in financing activities	(1,063,121)

Net increase in cash and cash equivalents	70,296
Cash and cash equivalents, beginning of year	253,178

Cash and cash equivalents, end of year	$323,474

Additional information:
Interest paid	$1,463,564

See accompanying notes to combined financial statements.

5

SAVANNAH SUITES AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Six Affiliated

Properties under Contract for Sale

December 31, 2005

(1)	Organization and Summary of Significant Accounting Policies

(a)	Basis of Presentation

These financial statements present the combined balance sheets and the related combined statements of operations, owners’ equity, and cash flows for the year ended December 31, 2005 of three properties held in individual S Corporations and three properties held in individual limited liability companies under contract for sale (the Properties). The Properties all do business as “Savannah Suites” and are under common ownership.

The affiliated entities owning the Properties (the Owners) and their locations are shown below:

Owners	Location

Augusta, Inc.—d/b/a Savannah Suites	Augusta, Georgia

Chamblee, Georgia, LLC—d/b/a Savannah Suites	Chamblee, Georgia

Greenville Hotel, LLC—d/b/a Savannah Suites	Greenville, South Carolina

Jonesboro Hotel, Inc.—d/b/a Savannah Suites	Jonesboro, Georgia

Memorial, LLC—d/b/a Savannah Suites	Stone Mountain, Georgia

Savannah Georgia, Inc.—d/b/a Savannah Suites	Savannah, Georgia

(b)	Organization and Nature of Business

As of December 31, 2005, each Owners’ principle asset is an extended stay hotel. Five of the hotels are located in Georgia and one in South Carolina.

The limited liabilities companies located in Georgia are organized under the laws of Georgia. The extended stay hotels are managed by Guest House Inn Corp. The shareholders of Guest House Inn Corp. are the majority shareholders in the Owners.

(c)	Principles of Combination

All significant intercompany balances and transactions have been eliminated in the combined financial statements.

(d)	Investment in Hotel Properties

Hotel properties to be held and used in operations are recorded at cost.

Costs of significant improvements, replacements, renovations to furniture, and equipment purchases for hotel properties are capitalized, while costs of maintenance and repairs are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, 39 years for buildings and 7 years for furniture, fixtures, and equipment.

6	(Continued)

SAVANNAH SUITES AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Six Affiliated

Properties under Contract for Sale

December 31, 2005

If events or circumstances indicate that the carrying value of a hotel property to be held and used may be impaired, a recoverability analysis is performed based on estimated undiscounted future cash flows to be generated from the property. If the analysis indicates that the carrying value is not recoverable from future cash flows, the property is written down to estimated fair value and an impairment loss in recognized.

(e)	Accounts Receivable

The allowance for uncollectible receivables is estimated based on the history of uncollectible accounts receivable and analysis of current aging.

(f)	Cash and Cash Equivalents

Cash and cash equivalents include cash and various highly liquid investments with original maturities of three months or less when acquired that are carried at cost, which approximates fair value.

(g)	Deferred Financing Costs

Direct costs incurred in financing transactions are capitalized as deferred costs and amortized to interest expense over the term of the related loan using the effective interest method.

(h)	Revenue Recognition

Revenues from the operations of the hotel properties are recognized when earned.

(i)	Financial Instruments

Fair values of financial instruments approximate their carrying values in the combined financial statements.

(j)	Income Taxes

The Owners are either an S Corporation or a limited liability company, which are taxed similar to a partnership. As such, in lieu of corporate income tax, the shareholders or members are taxed on their proportionate share of the Owners’ income (loss). Accordingly, no provision for income taxes has been made in the accompanying combined financial statements.

(k)	Concentration of Credit Risk

From time to time, the Properties maintain cash balances at commercial banks in excess of federally insured limits.

7	(Continued)

SAVANNAH SUITES AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Six Affiliated

Properties under Contract for Sale

December 31, 2005

(l)	Estimates

The preparation of the combined financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(2)	Investments in Hotel Properties

Investments in hotel properties consisted of the following at December 31, 2005:

Land	$3,436,785
Buildings and improvements	14,561,169
Furniture and equipment	2,765,217

20,763,171
Less accumulated depreciation	4,963,956

Investment in hotel properties	$15,799,215

(3)	Long-term Debt

Long-term debt as of December 31, 2005 is summarized as follows:

Mortgage loan payable by Chamblee Georgia, LLC to Flag Bank, evidenced by a promissory note dated March 1, 2002 in the amount of approximately $4.3 million. The note bears interest at 7% per annum. Monthly principal and interest payments are payable through maturity on December 15, 2007, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Chamblee Georgia, LLC.	$4,109,971

Mortgage loan payable by Augusta, Inc. to Empire Financial Services, Inc., evidenced by a promissory note dated April 30, 2003 in the amount of $3.6 million amortized over 20 years. The note bears a variable interest rate adjustable annually at 100 basis points over the “prime rate” with a “floor” at 7%. The interest rate at December 31, 2005 was 7.25%. Monthly principal and interest payments are payable through maturity in May 2010, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Augusta, Inc.	3,369,208

Mortgage loan payable by Jonesboro Hotels, Inc. to Empire Financial Services, Inc., evidenced by a promissory note dated April 25, 2002 in the amount of approximately $3.5 million amortized over 17 years. The note bears a variable interest rate adjustable annually at 100 basis points over the “prime rate” with a “floor” at 7%. The interest rate at December 31, 2005 was 7.25%. Monthly principal and interest payments are payable through maturity in May 2009, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Jonesboro Hotels, Inc.

3,057,412

8	(Continued)

SAVANNAH SUITES AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Six Affiliated

Properties under Contract for Sale

December 31, 2005

Mortgage loan payable by Greenville Hotel, LLC. to Regions Bank, evidenced by a promissory note dated December 13, 2002 in the amount of approximately $2.2 million. The note bears a variable interest rate adjustable annually at 235 basis points over LIBOR. The interest rate at December 31, 2005 was 7.35%. Monthly principal and interest payments of $15,893 are payable through maturity on December 13, 2007, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Greenville Hotel, LLC.	$1,987,406

Mortgage loan payable by Greenville Hotel, LLC to Flag Bank, evidenced by a promissory note dated December 13, 2002 in the amount of approximately $1.4 million. The note bears a variable interest rate adjustable annually at 175 basis points over the “prime rate.” The interest rate at December 31, 2005 is 9%. Monthly principal and interest payments of $12,447 are payable through maturity on November 2024, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Greenville Hotel, LLC.	1,276,439

Mortgage loan payable by Memorial, LLC to Colonial Bank, N.A. evidenced by a promissory note dated September 15, 2000 in the amount of approximately $4 million amortized over 20 years. The note bore interest at a variable rate of 50 basis points over the base rate of the holder. Monthly principal and interest payments were payable through maturity on September 15, 2004, at which point the remaining principal and accrued interest were due. This note was replaced by a renewal note mortgage loan payable by Memorial, LLC to Colonial Bank, N.A. evidenced by a promissory note dated January 4, 2005 in the amount of approximately $3.7 million. The note bears a variable interest rate of 50 basis points over the “Colonial Bank, N.A. Base Rate.” The interest rate at December 31, 2005 was 7.25%. Monthly principal payments of $17,338 plus accrued interest payments are payable through maturity on December 4, 2007, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Memorial, LLC.

3,554,277

Mortgage loan payable by Savannah Georgia, Inc. to Empire Financial Services, Inc., evidenced by a promissory note dated July 11, 2002 in the amount of approximately $3.6 million amortized over 17 years. The note bears interest at a variable rate of 100 basis points over “prime” with a “floor” of 7%. The interest rate at December 31, 2005 is 7.75%. Monthly principal and interest payments of approximately $30,000 are payable through maturity on August 2009, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Savannah Georgia, Inc.

3,160,281

Total long-term debt	$20,514,994

All mortgage loans above are guaranteed by William McCarthy, Brian McCarthy, and Thelma Wilke, principle shareholders and members of the Owners.

9	(Continued)

SAVANNAH SUITES AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Six Affiliated

Properties under Contract for Sale

December 31, 2005

Aggregate annual principal payments for the next five years and thereafter are as follows:

2006	$767,183
2007	9,737,308
2008	473,734
2009	5,483,769
2010	2,964,362
Thereafter	1,088,638

$20,514,994

Management estimates that the fair values of the Properties’ outstanding long-term debt approximate their carrying values due to the fact that they bear interest at rates similar to those available to them in the market place for similar instruments.

(4)	Related-Party Transactions

The Properties are managed by Guest House Inn Corp. Guest House Inn Corp.’s shareholders are the majority owners of the Properties.

No written management agreement exists between the Properties and Guest House Inn Corp. A management fee is paid by the Properties each month based on 7% of total revenue. The management fees incurred for the year ended December 31, 2005 and the related management fees payable at December 31, 2005 were $503,489 and $213,030, respectively. Of the $213,030 management fees payable at December 31, 2005, $100,000 has been outstanding since December 31, 2003.

Guest House Inn Corp. provides staffing and negotiates insurance for the hotels on a combined basis. These expenses, as well as other miscellaneous expenses, are paid by Guest House Inn Corp. and reimbursed by the Properties each month.

During 2005, the Properties recognized payroll and insurance expense of $986,644 and $173,179, respectively. At December 31, 2005, payroll expense of $44,590 was payable to Guest House Inn Corp. and $60,056 of future insurance costs was reflected in prepaid expenses.

(5)	Subsequent Event

On August 18, 2006, Supertel Limited Partnership acquired the properties for a total purchase price of $27,650,000.

10

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Financial Statements of Six Affiliated

Properties under Contract for Sale

(Unaudited)

June 30, 2006

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Balance Sheet of Six Affiliated Properties under Contract for Sale

June 30, 2006

(Unaudited)

Assets
Investments in hotel properties	$20,770,940
Less accumulated depreciation	5,311,962

Investment in hotel properties, net	15,458,978
Cash and cash equivalents	391,169
Accounts receivable, net of allowance for uncollectible accounts of $2,307	15,916
Deferred financing costs, net	183,307
Prepaid expenses and other assets	188,022

Total assets	$16,237,392

Liabilities and Owners’ Equity (Deficit)
Liabilities:
Accounts payable, accrued expenses, and other liabilities	$412,001
Deferred revenue	60,839
Long-term debt	20,143,598
Due to affiliates	182,908

Total liabilities	20,799,346
Owners’ equity (deficit):
Distributions in excess of earnings	(4,561,954)

Total liabilities and owners’ equity (deficit)	$16,237,392

See accompanying notes to combined financial statements.

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Statement of Operations for Six Affiliated Properties under Contract for Sale

Six months ended June 30, 2006

(Unaudited)

Revenues:
Room rentals and other hotel services	$3,536,218
Other	1,831

Total revenues	3,538,049

Expenses:
Hotel and property operations	1,996,991
Depreciation	379,781

Total expenses	2,376,772

Earnings before net losses on disposition of assets and interest expense	1,161,277
Net losses on disposition of assets	3,195
Interest expense	800,629

Net earnings	$357,453

See accompanying notes to combined financial statements.

SAVANNAH SUITES AFFILIATED PROPERTIES

Statement of Owners’ Equity (Deficit) for Six Affiliated Properties under Contract for Sale

Six months ended June 30, 2006

(Unaudited)

Balance (deficit) at December 31, 2005	$(4,598,420)
Net earnings	357,453
Distributions	(320,987)

Balance (deficit) at June 30, 2006	$(4,561,954)

See accompanying notes to combined financial statements.

SAVANNAH SUITES AFFILIATED PROPERTIES

Combined Statement of Cash Flows of Six Affiliated Properties under Contract for Sale

Six months ended June 30, 2006

(Unaudited)

Cash flows from operating activities:
Net earnings	$357,453
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	379,781
Amortization of deferred financing costs	22,519
Losses on disposition of assets	3,195
Decrease (increase) in assets:
Accounts receivable	57,078
Prepaid expenses and other assets	(107,936)
Increase (decrease) in liabilities:
Accounts payable, accrued expenses and other liabilities	171,574
Due to affiliates	(77,740)
Deferred revenue	(3,107)

Net cash provided by operating activities	802,817

Cash flows from investing activities:

Net cash used in investing activities - additions to hotel properties	(42,740)

Cash flows from financing activities:
Principal payments on long-term debt	(371,395)
Distributions	(320,987)

Net cash used in financing activities	(692,382)

Net increase in cash and cash equivalents	67,695
Cash and cash equivalents, beginning of period	323,474

Cash and cash equivalents, end of period	$391,169

Additional information:
Interest paid	$777,214

See accompanying notes to combined financial statements.

SAVANNAH SUITES AND AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Six Affiliated

Properties under Contract for Sale

June 30, 2006

(Unaudited)

(1)	Organization and Summary of Significant Accounting Policies

(a)	Basis of Presentation

These financial statements present the combined balance sheet and the related combined statements of operations, equity, and cash flows for the six months ended June 30, 2006 of three properties held in individual S Corporations and three properties held in individual limited liability companies under contract for sale (the Properties). The Properties all do business as “Savannah Suites” and are under common ownership.

The affiliated entities owning the Properties (the Owners) and their locations are shown below:

Company	Location

Augusta, Inc.—d/b/a Savannah Suites	Augusta, Georgia

Chamblee, Georgia, LLC—d/b/a Savannah Suites	Chamblee, Georgia

Greenville Hotel, LLC—d/b/a Savannah Suites	Greenville, South Carolina

Jonesboro Hotel, Inc.—d/b/a Savannah Suites	Jonesboro, Georgia

Memorial, LLC—d/b/a Savannah Suites	Stone Mountain, Georgia

Savannah Georgia, Inc.—d/b/a Savannah Suites	Savannah, Georgia

(b)	Organization and Nature of Business

As of June 30, 2006, each Owner’s principle asset is an extended stay hotel. Five of the hotels are located in Georgia and one in South Carolina.

The limited liabilities companies located in Georgia are organized under the laws of Georgia. The extended stay hotels are managed by Guest House Inn Corp. The shareholders of Guest House Inn Corp. are the majority shareholders in the Owners.

(c)	Principles of Combination

All significant intercompany balances and transactions have been eliminated in the combined financial statements.

(d)	Investment in Hotel Properties

Hotel properties to be held and used in operations are recorded at cost.

(e)	Capitalization Policy

Costs of significant improvements, replacements, renovations to furniture, and equipment purchases for hotel properties are capitalized, while costs of maintenance and repairs are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, 39 years for buildings and 7 years for furniture, fixtures, and equipment.

SAVANNAH SUITES AND AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Six Affiliated

Properties under Contract for Sale

June 30, 2006

(Unaudited)

If events or circumstances indicate that the carrying value of a hotel property to be held and used may be impaired, a recoverability analysis is performed based on estimated undiscounted future cash flows to be generated from the property. If the analysis indicates that the carrying value is not recoverable from future cash flows, the property is written down to estimated fair value and an impairment loss is recognized.

(f)	Accounts Receivable

The allowance for uncollectible receivables is estimated based on the history of uncollectible accounts receivable and analysis of current aging.

(g)	Cash and Cash Equivalents

Cash and cash equivalents include cash and various highly liquid investments with original maturities of three months or less when acquired and are carried at cost, which approximates fair value.

(h)	Deferred Financing Costs

Direct costs incurred in financing transactions are capitalized as deferred costs and amortized to interest cost over the term of the related loan using the effective interest method.

(i)	Revenue Recognition

Revenues from the operations of the hotel properties are recognized when earned.

(j)	Financial Instruments

Fair values of financial instruments approximate their carrying values in the financial statements.

(k)	Income Taxes

The Owners are either an S Corporation or a limited liability company, which are taxed similar to a partnership. As such, in lieu of corporate income tax, the shareholders or member are taxed on their proportionate share of the Owners’ income (loss). Accordingly, no provision for income taxes has been made in the accompanying combined financial statements.

(l)	Concentration of Credit Risk

From time to time, the Properties maintain cash balances at commercial banks in excess of federally insured limits.

(m)	Estimates

The preparation of the combined financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

SAVANNAH SUITES AND AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Six Affiliated

Properties under Contract for Sale

June 30, 2006

(Unaudited)

(2)	Investments in Hotel Properties

Investments in hotel properties consisted of the following at June 30, 2006:

Land	$3,436,785
Buildings and improvements	14,561,167
Furniture and equipment	2,772,988

$20,770,940
Less accumulated depreciation	5,311,962

Investment in hotel properties	$15,458,978

(3)	Long-term Debt

Long-term debt as of June 30, 2006 is summarized as follows:

Mortgage loan payable by Chamblee Georgia, LLC to Flag Bank, evidenced by a promissory note dated March 1, 2002 in the amount of approximately $4.3 million. The note bears interest at 7% per annum. Monthly principal and interest payments are payable through maturity on December 15, 2007, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Chamblee Georgia, LLC.	$4,057,045

Mortgage loan payable by Augusta, Inc. to Empire Financial Services, Inc., evidenced by a promissory note dated April 30, 2003 in the amount of $3.6 million amortized over 20 years. The note bears a variable interest rate adjustable annually at 100 basis points over the “prime rate” with a “floor” at 7%. Monthly principal and interest payments are payable through maturity in May 2010, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Augusta, Inc.	3,320,408

Mortgage loan payable by Jonesboro Hotels, Inc. to Empire Financial Services, Inc., evidenced by a promissory note dated April 25, 2002 in the amount of approximately $3.5 million amortized over 17 years. The note bears a variable interest rate adjustable annually at 100 basis points over the “prime rate” with a “floor” at 7%. Monthly principal and interest payments are payable through maturity in May 2009, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Jonesboro Hotels, Inc.	2,988,559

Mortgage loan payable by Greenville Hotel, LLC. to Regions Bank, evidenced by a promissory note dated December 13, 2002 in the amount of approximately $2.2 million. The note bears a variable interest rate adjustable annually at 235 basis points over LIBOR. Monthly principal and interest payments of $15,893 are payable through maturity on December 13, 2007, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Greenville Hotel, LLC.	1,971,394

SAVANNAH SUITES AND AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Six Affiliated

Properties under Contract for Sale

June 30, 2006

(Unaudited)

Mortgage loan payable by Greenville Hotel, LLC. to Flag Bank, evidenced by a promissory note dated December 13, 2002 in the amount of approximately $1.4 million. The note bears a variable interest rate adjustable annually at 175 basis points over the “Prime Rate”. Monthly principal and interest payments of $12,447 are payable through maturity on November, 2024, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Greenville Hotel, LLC.	1,263,721

Mortgage loan payable by Memorial, LLC to Colonial Bank, N.A evidenced by a promissory note dated September 15, 2000 in the amount of approximately $4 million amortized over 20 years. The note bears interest at a variable rate of 50 basis points over the base rate of the holder. Monthly principal and interest payments were payable through maturity on September 15, 2004, at which point the remaining principal and accrued interest were due. This note was replaced by a renewal note Mortgage loan payable by Memorial, LLC. to Colonial Bank, N.A. evidenced by a promissory note dated January 4, 2005 in the amount of approximately $3.7 million. The note bears a variable interest rate of 50 basis points over the “Colonial Bank, N.A. Base Rate”. Monthly principal payments of $17,338 plus accrued interest payments are payable through maturity on December 4, 2007, at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Memorial, LLC.

3,450,249

Mortgage loan payable by Savannah Georgia, Inc. to Empire Financial Services, Inc., evidenced by a promissory note dated July 11, 2002 in the amount of approximately $3.6 million amortized over 17 years. The note bears interest at a variable rate of 100 basis points over “Prime” with a “floor” of 7%. Monthly principal and interest payments of approximately $30,000 are payable through maturity on August, 2009 at which point the remaining principal and accrued interest are due. The loan is collateralized by the building and improvements of Savannah Georgia, Inc.	3,092,222

Long-term debt	20,143,598

All mortgage loans above are guaranteed by William McCarthy, Brian McCarthy, and Thelma Wilke, principle shareholders and members of the Owners.

SAVANNAH SUITES AND AFFILIATED PROPERTIES

Notes to Combined Financial Statements of Six Affiliated

Properties under Contract for Sale

June 30, 2006

(Unaudited)

Aggregate annual principal payments for the next five years and thereafter are as follows:

2006	$354,116
2007	9,649,399
2008	372,095
2009	5,629,082
2010	3,020,480
2011	36,420
Thereafter	1,082,006

$20,143,598

Management estimates that the fair values of the Properties’ outstanding long-term debt approximate their carrying values due to the fact that they bear interest rates similar to those available to them in the market place for similar instruments.

(4)	Related-Party Transactions

The hotels are managed by Guest House Inn Corp. The shareholders of Guest House Inn Corp. are the majority owners of the Properties.

No written management agreement exists between the Properties and Guest House Inn Corp. A management fee is paid by the Properties each month based on 7% of total revenue. The management fees recognized for the first six months of 2006 and the management fees payable at June 30, 2006 were $240,563 and $172,823, respectively. Of the $240,563 management fees payable at June 30, 2006, $100,000 had been outstanding since December 31, 2003.

Guest House Inn Corp. provides staffing and negotiates insurance for the hotels on a combined basis. These expenses, as well as other miscellaneous expenses, are paid by Guest House Inn Corp. and reimbursed by the Properties each month.

During the first six months of 2006, the Properties recognized payroll and insurance expense of $499,423 and $74,852, respectively. At December 31, 2005, payroll expense of $10,080 was payable to Guest House Inn Corp. and $151,589 of insurance expense was reflected in prepaid expenses.

(5)	Subsequent Event

On August 18, 2006, Supertel Limited Partnership acquired the properties for a total purchase price of $27,650,000.